UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐          Preliminary Proxy Statement

☐          Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐          Definitive Proxy Statement

☒          Definitive Additional Materials

☐          Soliciting Material Under §240.14a-12

FREQUENCY ELECTRONICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)          Title of each class of securities to which transaction applies:

_____________________________________________________________________________

(2)          Aggregate number of securities to which transaction applies:

_____________________________________________________________________________

(3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________________________

(4)          Proposed maximum aggregate value of transaction:

_____________________________________________________________________________

(5)          Total fee paid:

_____________________________________________________________________________

☐           Fee paid previously with preliminary materials.

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)          Amount Previously Paid:

_____________________________________________________________________________

(2)          Form, Schedule or Registration Statement No.:

_____________________________________________________________________________

(3)          Filing Party:

_____________________________________________________________________________

(4)          Date Filed:

_____________________________________________________________________________

ANNUAL MEETING OF STOCKHOLDERS OF

FREQUENCY ELECTRONICS, INC.

October 25, 2018

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e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy

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paper waste. Enroll today via www.astfinancial.com to enjoy online access.

The Notice of Meeting, Proxy Statement, Proxy Card

are available at http://ir.freqelec.com/proxyvote.cfm

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1,

AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) Election of seven (7) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and shall have qualified.		(2) To consider and act upon ratifying the appointment of EisnerAmper LLP as independent auditors for the fiscal year ending April 30, 2019. .	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES
☐ FOR ALL NOMINEES	NOMINEES ○ Martin B. Bloch	(3) To conduct a non-binding advisory vote on executive compensation.	FOR ☐	AGAINST ☐	ABSTAIN ☐
○ Joel Girsky
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	○ Jonathan Brolin ○ Richard Schwartz ○ Dr. Stanton D. Sloane ○ Russel Sarachek	(4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.
☐ FOR ALL EXCEPT (See instructions below)	○ Lance Lord

All as described in the Proxy Statement dated September 24, 2018, receipt of which is hereby acknowledged.  The Board of Directors requests that you fill in, date and sign the Proxy and return it in the enclosed postpaid envelope.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated September 24, 2018.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is partnership, please sign in partnership name by authorized person.

FREQUENCY ELECTRONICS, INC.

Proxy - Annual Meeting of Stockholders - October 25, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of FREQUENCY ELECTRONICS, INC., hereby revoking any proxy heretofore given, does hereby appoint MARTIN BLOCH and MARCUS HECHLER, and each of them individually, as the undersigned’s true and lawful agents, and proxies, with power of substitution in each, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York on October 25, 2018 at 10:00 A.M., Eastern Daylight Time, and any adjournment or postponement thereof and there to vote upon all matters specified in the notice of said meeting, as set forth on the reverse hereof, and upon such other business as may properly and lawfully come before the meeting, all shares of stock of said Company which the undersigned would be entitled to vote if personally present at said meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3.

In the event that any of the Board of Directors’ nominees named in this Proxy are unable to serve, or for good cause will not serve, this Proxy conveys discretionary authority to Mr. Bloch and Mr. Hechler, and each of them individually, to vote as recommended by the Board of Directors with respect to the election of any person to replace such nominee.